UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 11, 2007

J. L. Halsey Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-10875	01-0579490
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

103 Foulk Road, Suite 205Q
Wilmington, DE		19803
(Address of principal		(Zip code)
executive offices)

Registrant’s telephone number, including area code: (302) 691-6189

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On May 15, 2007, J.L. Halsey Corporation (the “Company”) announced its financial results for the third quarter of its 2007 fiscal year.  A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 2.02, including Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Principal Executive Officer

On May 11, 2007, the Board of Directors of J. L. Halsey Corporation (the “Company”) appointed Mr. Luis A Rivera, age 35, as the Company’s Chief Executive Officer, to hold office until his successor is duly elected and qualified.  Mr. Rivera had been serving as the Company’s Interim Chief Executive Officer since January 28, 2007.  From May 2005 until his appointment as the interim Chief Executive Officer, Mr. Luis had served as the Company’s Chief Operating Officer.  Mr. Rivera continues to serve as President and Chief Executive Officer of Lyris Technologies, Inc. and Uptilt, Inc. (“EmailLabs”), positions he has held since May 2005 and October 2005, respectively.  From May 2003 through May 2005, Mr. Rivera was the General Manager of Lyris.  From May 2001 through April 2003, Mr. Rivera was the Director of Sales of Lyris.  From November 1999 through May 2001, Mr. Rivera served as Director of International Sales of Turbolinx, an open source technology company.  Mr. Rivera is a graduate of Claremont McKenna College.  There is no family relationship between Mr. Rivera and any other officer or any director of the Company.  Mr. Rivera has not had a direct or indirect material interest in any transaction since the beginning of the Company’s last fiscal year, or in any currently proposed transaction, involving an amount in excess of $120,000 in which the Company was or is to be a participant.

For his services as Chief Executive Officer, Mr. Rivera will continue to receive the compensation set forth in his employment agreement with Lyris previously disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2005, which includes a base salary of $200,000.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

99.1         Press Release, dated May 15, 2007 titled “ J.L. Halsey Reports 48 Percent Increase in Year-over-Year Revenues; Names Luis Rivera Chief Executive Officer”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. L. HALSEY CORPORATION

	By:	/s/ Luis Rivera
	Name:	Luis Rivera
	Title:	Chief Executive Officer
Date: May 15, 2007